UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2010

Applied DNA Sciences, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive, Suite 113
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-444- 8090
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation
Item 3.02  Unregistered Sales of Equity Securities

Closing on Private Placement.  On November 30, 2010, Applied DNA Sciences, Inc. (the “Company”) issued and sold a $750,000 principal amount senior secured convertible note (the “Note”) bearing interest at a rate of 10% per annum to an “accredited investor,” as defined in regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

The Note is convertible, in whole or in part, at any time, at the option of the noteholder, into either (A) such number of shares of the Company’s common stock, $0.001 par value per share  (“Common Stock”), determined by dividing (i) the principal amount of the Note, together with any and all accrued and unpaid interest and penalties, by (ii) a conversion price of $ 0.03088, which is equal to a 20% discount to the average volume, weighted average price of our Common Stock for the ten trading days prior to issuance (the “Common Conversion Price”) or (B) securities issued in any Subsequent Financing (“Subsequent Securities”) at a conversion price equal to 80% of the price per Subsequent Security paid by investors for Subsequent Securities in a Subsequent Financing (the “Subsequent Financing Price”).  A “Subsequent Financing” is the sale by the Company or an affiliate thereof of securities at any time after November 30, 2010 and prior to the earlier of (i) a Qualified Financing or (ii) November 30, 2011.  The noteholder may convert its Notes in whole in connection with any one Subsequent Financing or in part in connection with one or more Subsequent Financings.

The Note shall be automatically converted upon the earlier of (I) November 30, 2011 and (II) the completion of a Qualified Financing at the election of the noteholder into either (A) shares of Common Stock at the Common Conversion Price, (B) Subsequent Securities at a conversion price equal to 80% of the Subsequent Financing Price, or (C) securities issued in a Qualified Financing (the “Qualified Financing Securities”) at a conversion price equal to 80% of the price per Qualified Financing Security paid by investors for the Qualified Financing Securities in the Qualified Financing.  A “Qualified Financing” is the sale by the Company or an affiliate thereof of securities resulting in gross proceeds (before transaction fees and expenses) in a single transaction equal to or in excess of $10 million.

Upon any Change in Control (as defined in the Note), the noteholder has the right to require the Company to redeem the Note, in whole or in part, at a redemption price equal to the Change of Control Redemption Price (as defined in the Note).

The Note contains certain events of default that are customarily included in financing of this nature.  If an event of default occurs, the noteholder may require the Company to redeem the Note, in whole or in part, at a redemption price equal to the Event of Default Redemption Price (as defined in the Note).

Pursuant to a joinder agreement (the “Joinder Agreement to Registration Rights Agreement”), the noteholder became party to the registration rights agreement, dated as of July 15, 2010 (the “Registration Rights Agreement”), with the Company, pursuant to which the Company has agreed to prepare and file a registration statement with the Securities Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”) resales from time to time of the Conversion Shares issued or issuable upon conversion or redemption of the Note.  The Company is required to file a registration statement within 45 days of receiving a Demand Registration Request (as defined in the Registration Rights Agreement), and to cause the registration statement to be declared effective within 45 days (or 90 days if the registration statement is reviewed by the SEC).  The Company will be required to pay penalties to the noteholder in the event that these deadlines are not met.

The Note bears interest at the rate of 10% per annum and is due and payable in full on November 30, 2011.  Until the principal and accrued but unpaid interest under the Note is paid in full, or converted into Conversion Shares pursuant to its terms, the Company’s obligations under the Note will be secured by a lien on all assets of the Company and the assets of APDN (B.V.I.) Inc., the Company’s wholly-owned subsidiary (“APDN BVI”), in favor of Etico Capital, LLC, as Collateral Agent for the Purchasers named therein pursuant to security agreements dated as of the date of July 15, 2010 (the “Security Agreements”), to which the noteholder became party pursuant to joinder agreements (the “Joinder Agreements to Security Agreement”).

In connection with the sale of the Note, the Company paid placement agent commissions and discounts aggregating $75,500.  In addition, the placement agent was issued a warrant with a seven-year term to purchase 10% of the Notes sold (the “Warrant”).

The issuance of the Note and the Warrant, was completed in reliance upon the exemption from registration provided for by Section 4(2) of the Securities Act and by Rule 506 of Regulation D promulgated under the Securities Act.  The noteholder represented to the Company in a subscription agreement (the “Subscription Agreement”) that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D.  This Current Report on Form 8-K shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Maturity Date Extension of Prior Notes.  Concurrently with the above issuance and sale of the Note, the maturity dates of the senior secured convertible notes issued to accredited investors by the Company on July 15, 2010, which terms were reported on our Current Report on Form 8-K filed with the SEC on July 15, 2010, was extended to the later of (i) the maturity date of the Note or (ii) the maturity date of any other notes to be issued in connection with a financing of up to $3,000,000 aggregate principal amount of senior secured convertible notes by the Company by January 31, 2011.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 10.1
Form of Subscription Agreement by and among Applied DNA Sciences, Inc. and the investors named on the signature pages thereto, previously filed as an exhibit to our Current Report on Form 8-K on November 26, 2010.

Exhibit 10.2	Form of Note, previously filed as an exhibit to our Current Report on Form 8-K on November 26, 2010.

Exhibit 10.3	Form of Joinder Agreement to Registration Rights Agreement, previously filed as an exhibit to our Current Report on Form 8-K on November 26, 2010.

Exhibit 10.4	Form of Joinder Agreement to Security Agreement, previously filed as an exhibit to our Current Report on Form 8-K on November 26, 2010.

Exhibit 10.5	Form of Joinder Agreement to Security Agreement (APDN BVI), previously filed as an exhibit to our Current Report on Form 8-K on November 26, 2010.

Exhibit 10.6	Form of Registration Rights Agreement, previously filed as an exhibit to our Current Report on Form 8-K on July 16, 2010.

Exhibit 10.7	Security Agreement, dated July 15, 2010, made by the Company in favor of Etico Capital, LLC, previously filed as an exhibit to our Current Report on Form 8-K on July 16, 2010.

Exhibit 10.8	Security Agreement, dated July 15, 2010, made by APDN BVI in favor of Etico Capital, LLC, previously filed as an exhibit to our Current Report on Form 8-K on July 16, 2010.

Exhibit 10.9	Form of Warrant, previously filed as an exhibit to our Current Report on Form 8-K on July 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By:	/s/ James A. Hayward
James A. Hayward
Chief Executive Officer

Date: December 3, 2010